                                                                 EXHIBIT 10.21.1


                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of December 12, 2002, to be effective as of November 1, 2002, by and between Home Interiors & Gifts, Inc., a Texas corporation (the "Company"), and Nora Serrano (the "Executive").

         WHEREAS, the Company and the Executive previously entered into the Employment Agreement effective as of November 1, 2001 (the "Employment Agreement"); and

         WHEREAS, each of the Company and the Executive desires to amend the Employment Agreement in certain respects.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.  Amendments.

                  (a) Section 1 of the Employment Agreement is hereby amended and restated in its entirety as follows:

                           "1. Employment Period. Subject to Section 3 hereof, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement, for the period commencing as of the date of this Agreement and continuing until January 1, 2004; provided, however, that such Employment Period shall be extended for successive terms of one (1) year each unless either party advises the other, at least one hundred twenty (120) days prior to the end of the initial term or annual extension, as the case may be, that it will not agree to extend this Agreement (the "Employment Period")."

                  (b) Section 2(a)(i) of the Employment Agreement is hereby amended by deleting the first sentence of Section 2(a)(i) and replacing it in its entirety as follows:

                           "During the Employment Period, the Executive shall perform the functions of Senior Vice President of Sales of the Company and shall report directly to the Chief Executive Officer of the Company."

                  (c) Section 2(b)(i) of the Employment Agreement is hereby amended and restated in its entirety as follows:

                           "(i) Base Salary. During the Employment Period, the Executive shall receive, at such intervals and in accordance with such Company policies as may be in effect from time to time, an annual salary (pro rata for any partial year) equal to $275,000, payable in equal installments no less often than monthly (the "Annual Base

         Salary"), which Annual Base Salary shall be subject to appropriate increase, as determined by the sole discretion of the Board of Directors of the Company."

         2. Certain Definitions. Capitalized terms used without definition in this Amendment have the meanings set forth in the Employment Agreement.

         3. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument.

         4. Effect; Governing Law. Except as specifically amended by this Amendment, the Employment Agreement shall remain in full force and effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the conflicts-of-law principles thereof).


                                    * * * * *


            [The Remainder of this Page Is Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                             HOME INTERIORS & GIFTS, INC.



                                             By:  /s/  Donald J. Carter, Jr.
                                                -------------------------------
                                                  Donald J. Carter, Jr.
                                                  Chief Executive Officer



                                                  /s/  Nora Serrano
                                                -------------------------------
                                                  Nora Serrano